ORALABS HOLDING CORP.
                                 1997 STOCK PLAN


     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Parent and/or Subsidiaries (if any) and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Administrator" means the Board or any of its Committees or subcommittees thereof appointed pursuant to Section 4 of the Plan.

          b. "Board" means the Board of Directors of the Company.

          c. "Code" means the Internal Revenue Code of 1986, as amended.

          d. "Committee" means the Committee (or any subcommittee thereof) appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          e. "Common Stock" means the Common Stock of the Company.

          f. "Company" means OraLabs Holding Corp., a Colorado corporation.

          g. "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render consultative or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          h. "Continuous Status as an Employee" means the absence of any interruption of service or termination of the employment relationship with the Company (or its Parent or Subsidiary, if any). Continuous Status as an Employee shall not be considered interrupted in the case of: sick leave, military leave or any other leave of absence approved by the Board in the exercise of its sole discretion, provided that such leave is for a period of not more than ninety
(90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries, or its successor.

          i. "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          j. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

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          k. "Fair  Market  Value"  means,  as of any date,  the value of Common
Stock determined as follows:

                    (i) If the Common Stock is listed on any  established  stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

                    (iii) In the absence of an established market for the Common
               Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          l. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          m. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          n. "Option" means a stock option granted pursuant to the Plan.

          o. "Optioned Stock" means the Common Stock subject to an Option.

          p. "Optionee" means an Employee or Consultant who receives an Option.

          q. "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424 (e) of the Code.

          r. "Plan" means this 1997 Stock Plan, as amended from time to time.

          s. Intentionally Left Blank.

          t. "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          u. Intentionally Left Blank.

          v. "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the number of Shares that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a. Procedure.

                    (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by the Board or a Committee or subcommittee thereof designated by the Board to grant Options under the Plan without further approval by the Board. The Administrator shall take such actions and/or be comprised of such individuals so as to be, at the time of making a grant of Options, in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                    (ii) Multiple  Administrative  Bodies.  If permitted by Rule
               16b-3, the Plan may be administered by different bodies with respect to directors, nondirector officers and Employees who are neither directors nor officers.

                    (iii) Administration with Respect to Consultants and Other Employees. With respect to grants of Options to Employees or
               Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee (or subcommittee thereof) designated by the Board, which Committee or subcommittee shall be constituted in such a manner as to satisfy any legal requirements relating to the administration (i) of Incentive Stock Option plans (if applicable), if any, (ii) of governing corporate and securities laws, and (iii) of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board or of the Committee. From time to time the Board may, with respect to any Committee or subcommittee, increase the size and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee (and any subcommittee) and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          b. Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee or subcommittee, the specific duties delegated by the Board to such Committee or subcommittee, the Administrator shall have the authority, in its discretion:

                    (i) to determine  the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan:

                    (ii) to select the  officers,  Consultants  and Employees to whom Options may from time to time be granted hereunder;

                    (iii) to determine  whether or to what extent Options or any combination thereof, are granted hereunder;

                    (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                    (v) to approve forms of agreement for use under the Plan;

                    (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to the share price and any restriction or limitation, based in each case on such factors as the Administrator shall determine in its sole discretion);

                    (vii) Intentionally Left Blank; and

                    (viii) to make any other such determinations with respect to awards under the Plan as it shall be deemed appropriate.

          c. Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility for Options.

          a. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          c. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          d. The Plan shall not confer upon any Optionee any right with respect to continuation of any employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

          a. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                    (i) in the case of an Incentive Stock Option

                         (a) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than One hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                         (b) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                    (ii) In the case of a Nonstatutory Stock Option

                         (a) granted to any person, the per Share exercise price
                    shall be no less than Eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          b. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised, that number of Shares whose Fair Market Value on the date of exercise equals the total exercise price for the Options being exercised, (v) any combination of the foregoing methods of payment, or (vi) such other consideration and method of payment for the issuance of Shares as determined by the Administrator, to the extent permitted under Applicable Laws.

     9. Exercise of Option.

          a. Procedure for Exercise; Rights as a Stockholder. Any Option shall be exercisable at such times and under such conditions as determined by the Administrator, including the allotment of any number of Options in periodic installments (which may, but need not, be equal) and including performance criteria with respect to the Company and/or the Optionee, and as shall be permitted under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b. Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only by the earlier of the expiration date of the term of the Option as set forth in the Option Agreement or the date that is ninety (90) days after the date of such termination (or, in the case of a Nonstatutory Stock Option, such other period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert and again become available for issuance under the Plan.

     If the Optionee ceases to be an employee, officer or director of, or consultant to the Company as a result of dismissal by the Company for "cause" as defined herein, all Options theretofore granted to such Optionee but not theretofore exercised shall terminate immediately upon such dismissal. For the purposes of the Plan, the term "cause" shall mean: (i) with respect to an Optionee who is a party to a written agreement with or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board, in its sole discretion, the wilful commission by the Optionee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or substantial injury to the business reputation of the Company, the commission by the Optionee of an act of fraud in the performance of such Optionee's duties on behalf of the Company, the continuing wilful failure of an Optionee to perform the duties of such Optionee to the Company (other than such failure resulting from the Optionee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Optionee by the Board or the order of a court of competent jurisdiction requiring the termination of the Optionee's relationship with the Company. For purposes of the Plan, no act or failure to act on the Optionee's part shall be considered "wilful" unless done or omitted to be done by the Optionee not in good faith and without reasonable belief that the Optionee's action or omission was in the best interest of the Company.

          c. Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability (as determined by the Board in accordance with the policies of the Company), Optionee may, but only within six (6) months from the date of such termination (or in the case of a Nonstatutory Stock Option, such other longer period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of disability, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          e. Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10. Transferability of Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent or distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A nonstatutory stock option may be transferrable to the extent expressly provided in the Option Agreement. To the extent that the transfer constitutes a bona fide gift or a transfer by will or the laws of descent and distribution, such transfer shall be permitted only to the extent that such disposition is exempt from the operation of Section 16(b) of the Exchange Act in accordance with the provisions of Rule 16b-5 promulgated thereunder or otherwise.

     11. Cancellation and Re-Grant of Options. The Board or the Committee (or its subcommittee) shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share determined on the date of the substituted grant.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          a. the election must be made on or prior to the applicable Tax Date;

          b. once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          c. all elections shall be subject to the consent or disapproval of the Administrator;

          d. if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. Adjustments Upon Changes in Capitalization or Merger.

          a. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          b. In the event of (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; and (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) or the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then either: (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar options (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 13(a)) for those outstanding under the Plan; or in the event the successor corporation does not agree to assume the Option or substitute an equivalent Option, the Board shall notify Optionees at least fifteen (15) days prior to such proposed action, and to the extent the Option is not exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     14. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. However, such grant shall not be effective until the Optionee executes a written Option Agreement with respect to such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

          a. Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. However, to the extent that shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange, such amendment shall not be effective until shareholder approval is obtained. The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval.

          b.  Effect  of  Amendment  or  Termination.   Any  such  amendment  or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan has not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitations, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     The Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, as amended, the 1934 Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of Shares under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Company will not be liable to any Optionee for failure to deliver or transfer Shares if such failure is based upon the provisions of this paragraph.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                              ORALABS HOLDING CORP.
                                 1997 STOCK PLAN

                          NOTICE OF STOCK OPTION GRANT
                          ----------------------------


     You have been granted an option, consisting of the Stock Option Agreement attached hereto as Exhibit A and the Notice of Stock Option Grant (together, the "Option") to purchase Common Stock of ORALABS HOLDING CORP. (the "Company") as follows:

Date of Grant
                                    --------------------------------------------

Vesting Date                        Commencing                     , 1998
                                    --------------------------------------------

Exercise Price Per Share            $
                                    --------------------------------------------

Total Number of Shares Granted
                                    --------------------------------------------

Total Price of Shares Granted       $
                                    --------------------------------------------

Type of Option                               Incentive/Nonincentive Stock Option
                                    ---------

Term/Expiration  Date                       years/              , [199  ][200  ]
                                    --------------------------------------------

Exercise Schedule:
------------------

     This Option may be exercised, in whole or in part, in accordance with the Vesting Schedule set out below.

     Vesting Schedule
     ----------------

       Date of Vesting                                     Number of Shares
       ---------------                                     ----------------

       First Annual Anniversary of Vesting
       Date (_______________)                              __0% (_______ Shares)

       Second Annual Anniversary of Vesting
       Date (_______________)                              __0% (_______ Shares)

       Third Annual Anniversary of Vesting
       Date (_______________)                              __0% (_______ Shares)

        Fourth Annual Anniversary of Vesting
        Date (_______________)                             __0% (_______ Shares)

        Fifth Annual Anniversary of Vesting
        Date (_______________)                             __0% (_______ Shares)

     Termination Period:
     -------------------

     Options may be exercised for ninety (90) days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement (but in no event later than the Expiration Date). Exercise of this Option shall be on a form of Exercise Notice provided by the Company.

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 STOCK PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Consideration:
     --------------

     The following kinds of consideration may be tendered and applied toward all or a portion of the Exercise Price in accordance with Section 3(c) of the attached Stock Option Agreement: cash, check, other shares of the Company, and such other consideration as accepted by the Administrator and consistent with the treatment of the options as incentive stock options.

     Exceptions to Transferability Restrictions: _______________.

     Optionee acknowledges receipt of a copy of the Plan and certain information related to it and represents that he or she is familiar with the terms and provisions of the Plan and this Option. Optionee accepts this Option subject to all such terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 STOCK PLAN and the Stock Option Agreement, all of which are attached and made a part of this document. You also acknowledge receipt of the Stock Option Manual dated August 22, 1997 and the Company's _________________ for the periods ended _______________________.

OPTIONEE:                                 ORALABS HOLDING CORP., a
                                            Colorado corporation


________________________________          By:__________________________________
Signature

________________________________          Title:_______________________________
Print Name

                              ORALABS HOLDING CORP.
                                 1997 STOCK PLAN

                    EXHIBIT A TO NOTICE OF STOCK OPTION GRANT

                             STOCK OPTION AGREEMENT
                             ----------------------


     1. Grant of Option. ORALABS HOLDING CORP., a Colorado corporation (the "Company"), hereby grants to the Optionee (the "Optionee") named in the Notice of Grant, an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms, conditions and definitions of the 1997 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     2. Exercise of Option.

          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form provided by the Company (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as to the holder's investment intent with respect to the Exercised Shares as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed.

Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash; or

          (b) check; or

          (c) such other consideration as is indicated on the Notice of Grant.

     4. Optionee's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. Termination of Relationship. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of disability (as determined by the Board in accordance with the policies of the Company), Optionee may, but only within six (6) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     8. Death of Optionee. In the event of the death of Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9. Non-Transferability of Option. Except as provided in the Notice of Stock Option Grant, this Option may not be transferred in any manner otherwise than by will or by the laws or descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Option terms and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     11. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, DOES NOT INCLUDE ANY DISCUSSION OF STATE TAX CONSEQUENCES, IF ANY, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercising the Option.

               (i) Nonqualified Stock Option ("NSO"). If this Option does not qualify as an ISO the Optionee may incur regular federal income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               (ii) Incentive Stock Option ("ISO"). If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

          (b) Disposition of Shares.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise AND two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the LESSER OF the difference between the FAIR MARKET VALUE OF THE SHARES ACQUIRED ON THE DATE OF EXERCISE and the aggregate Exercise Price, or the difference between the SALE PRICE of such Shares and the aggregate Exercise Price.

          (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of the date two years after the grant date, or the date one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

                              ORALABS HOLDING CORP.
                                 1997 STOCK PLAN


                        EXERCISE NOTICE FOR VESTED SHARES
                        ---------------------------------



OraLabs Holding Corp.
Gary Schlatter, President
2901 South Tejon Street
Englewood, CO  80110

Attention:  Secretary

     1. Exercise of Option. Effective as of today, _______________________________, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _______________ shares of the Common Stock (the "Shares") of OraLabs Holding Corp. (the "Company") under and pursuant to the Company's 1997 Stock Plan, as amended (the "Plan"), and the Notice of Grant and [ ] Incentive [ ] Nonqualified Stock Option Agreement dated ____________________________ (together, the "Option").

     2. Representations of Optionee. Optionee (the undersigned) has read the Company's stock option manual. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. Compliance with Securities Laws; Federal Restrictions on Transfer. Optionee has read and executed the Investment Representation Statement attached as Exhibit B to the Notice of Grant. Optionee represents that he or she understands the matters set forth in the Investment Representation Statement and that he or she is purchasing the Shares subject to the restrictions and limitations set forth in that document.

     4. Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this section (the "Right of First Refusal"). However, the other provisions of this paragraph 4 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect upon (i) a merger of the Company or transaction in which over 80% of the voting power of the Company is transferred and following which the shareholders of the Company have less than 20% of the voting power or the resulting or combined entity and shall not apply with respect to shares sold in such offering or acquisition, or (ii) the existence of a Public Market for the class of shares subject to the Right of First Refusal. A "Public Market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

          (a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Sale Notice") stating: the Holder's bona fide intention to sell or otherwise transfer such Shares; the name of each proposed purchaser or other transferee ("Proposed Transferee"); the number of Shares to be transferred to each Proposed Transferee; and the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b) Bona Fide Transfer. Within ten (10) days after receipt of the Sale Notice, the Company shall determine the bona fide nature of the proposed voluntary transfer and give the Optionee written notice of the Company's determination. If the proposed transfer is deemed not to be bona fide, the Optionee shall be responsible for providing additional information to the Company to show the bona fide nature of the proposed transfer. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Sale Notice fully and accurately sets forth all of the terms and conditions of the proposed transfer, including, without limitation, assurance that the Sale Notice fully and accurately sets forth the consideration actually to be paid for the Shares and all transactions, directly or indirectly, between the parties which may have affected the price the Proposed Transferee was willing to pay for the Shares.

          (c) Exercise of Right of First Refusal by Company. In the event that the proposed transfer is deemed to be bona fide, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (d) below. Such written notice may be given within thirty (30) days after receipt of the Sale Notice.

          (d) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (e) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within sixty (60) days after receipt of the Sale Notice, in the manner and at the times set forth in such notice.

          (f) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

          (g) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this section, and there shall be no further transfer of such Shares except in accordance with the terms of this section.

          (h) Transfers Not Subject to the Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with a Change in Capitalization, as described in Section 13 of the Plan. If the consideration received pursuant to such transfer or exchange consists of stock of a Parent or Subsidiary, such consideration shall remain subject to the Right of First Refusal unless the provisions of the opening paragraph of this paragraph 4 result in a termination of the Right of First Refusal.

          (i) Assignment of the Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one or more persons as may be selected by the Company.

     5. Rights as Shareholder. Subject to the terms and conditions of this Agreement, Optionee shall have all of the rights of a shareholder of the Company with respect to the Shares from the time specified in Section 9(a) of the Plan until such time as Optionee disposes of the shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     7. Restrictive Legends and Stop-Transfer Orders.

          (a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     8. Market Standoff Agreement. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company to become effective under the 1933 Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180- day period.

     9. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     10. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee or subcommittee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, return receipt requested, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     14. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

     15. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:

PURCHASER:                               ORALABS HOLDING CORP., a Colorado
                                           corporation


-------------------------------------    By:
(Signature)                                 ------------------------------------

                                         Its:
-------------------------------------        -----------------------------------
Address

-------------------------------------    ---------------------------------------
                                         Address

                                         ---------------------------------------

                              ORALABS HOLDING CORP.
                                 1997 STOCK PLAN

                          EXHIBIT B TO NOTICE OF GRANT

                       INVESTMENT REPRESENTATION STATEMENT
                       -----------------------------------


OPTIONEE:

COMPANY:       ORALABS HOLDING CORP.

SECURITY:      COMMON STOCK

AMOUNT:

DATE:


     In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (d) Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided, however, that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

          (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

          (f)  Optionee   understands   that  the  certificate   evidencing  the
Securities will be imprinted with a legend which prohibits the transfer of the Securities in the manner contemplated by this Agreement.


                                       Signature of Optionee:





                                       -----------------------------------------

                                       Date:
                                            ------------------------------------